Villere Equity Fund
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 84.3%	Shares	Value
Administrative and Support Services - 7.1%
Uber Technologies, Inc. (a)	19,850	$1,428,406
Visa, Inc. - Class A	4,730	1,490,328
		2,918,734

Ambulatory Health Care Services - 2.6%
Option Care Health, Inc. (a)	45,055	1,072,309

Beverage and Tobacco Product Manufacturing - 1.0%
PepsiCo, Inc.	2,475	404,539

Chemical Manufacturing - 5.7%
Abbott Laboratories (b)	3,600	427,572
Colgate-Palmolive Co. (b)	5,485	530,016
Ligand Pharmaceuticals, Inc. (a)(b)	11,582	1,406,865
		2,364,453

Computer and Electronic Product Manufacturing - 7.6%
Microchip Technology, Inc.	5,285	360,279
ON Semiconductor Corp. (a)(b)	17,570	1,249,578
Roper Technologies, Inc.	2,725	1,543,549
		3,153,406

Credit Intermediation and Related Activities - 5.0%
Euronet Worldwide, Inc. (a)	12,365	1,299,933
JPMorgan Chase & Co.	3,110	776,629
		2,076,562

Food Manufacturing - 1.8%
Lamb Weston Holdings, Inc. (b)	4,985	385,041
Mondelez International, Inc. - Class A	5,690	369,566
		754,607

Insurance Carriers and Related Activities - 5.1%
Palomar Holdings, Inc. (a)	15,255	1,652,116
Progressive Corp.	1,750	470,540
		2,122,656

Management of Companies and Enterprises - 5.6%
First Interstate BancSystem, Inc. - Class A	15,725	549,903
On Holding AG - Class A (a)(b)	30,210	1,762,150
		2,312,053

Merchant Wholesalers, Durable Goods - 4.5%
Pool Corp.	4,900	1,847,741

Mining (except Oil and Gas) - 3.3%
Freeport-McMoRan, Inc.	31,010	1,370,642

Miscellaneous Manufacturing - 8.0%
Johnson & Johnson	2,570	398,376
STERIS PLC	2,005	439,215
Stryker Corp.	3,675	1,441,151
Teleflex, Inc.	5,430	1,047,176
		3,325,918

Performing Arts, Spectator Sports, and Related Industries - 2.6%
Caesars Entertainment, Inc. (a)	28,400	1,093,116

Petroleum and Coal Products Manufacturing - 1.0%
Chevron Corp.	2,555	413,731

Plastics and Rubber Products Manufacturing - 1.1%
Newell Brands, Inc.	45,160	433,084

Professional, Scientific, and Technical Services - 3.6%
IDEXX Laboratories, Inc. (a)	2,645	1,115,528
OmniAb, Inc. (a)(c)	7,705	0
OmniAb, Inc. (a)(c)	7,705	0
OmniAb, Inc. (a)(b)	99,569	389,315
		1,504,843

Publishing Industries - 1.2%
Microsoft Corp.	1,140	482,744

Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 4.0%
Amazon.com, Inc. (a)	7,880	1,638,173

Support Activities for Mining - 4.0%
Atlas Energy Solutions, Inc. (b)	69,845	1,646,247

Support Activities for Transportation - 3.6%
J.B. Hunt Transport Services, Inc.	7,920	1,497,751

Telecommunications - 1.1%
Verizon Communications, Inc.	10,155	450,273

Transportation Equipment Manufacturing - 1.3%
Lockheed Martin Corp. (b)	1,000	529,410

Waste Management and Remediation Services - 1.2%
Republic Services, Inc.	2,300	502,090

Water Transportation - 2.3%
Tidewater, Inc. (a)	18,575	960,699
TOTAL COMMON STOCKS (Cost $26,217,264)		34,875,781

REAL ESTATE INVESTMENT TRUSTS - 2.7%	Shares	Value
Lineage, Inc.	17,590	1,115,558
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,310,078)		1,115,558

CONVERTIBLE PREFERRED STOCKS - 1.1%	Shares	Value
Credit Intermediation and Related Activities - 1.1%
Bank of America Corp. Series L, 7.25%, Perpetual	360	448,020
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $452,144)		448,020

SHORT-TERM INVESTMENTS - 30.0%		Value
Investments Purchased with Proceeds from Securities Lending - 18.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.71% (d)	7,428,229	7,428,229

Money Market Funds - 12.0%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 4.57% (d)	4,958,856	4,958,856
TOTAL SHORT-TERM INVESTMENTS (Cost $12,387,085)		12,387,085

TOTAL INVESTMENTS - 118.1% (Cost $40,366,571)		48,826,444
Liabilities in Excess of Other Assets - (18.1)%		(7,469,740)
TOTAL NET ASSETS - 100.0%		$41,356,704
two		–%
Percentages are stated as a percent of net assets.		–%

AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $7,283,701 which represented 17.6% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2024.

(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Villere Equity Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$34,875,781	$–	$–	(a)	$34,875,781
Real Estate Investment Trusts	1,115,558	–	–		1,115,558
Convertible Preferred Stocks	448,020	–	–		448,020
Investments Purchased with Proceeds from Securities Lending(b)	–	–	–		7,428,229
Money Market Funds	4,958,856	–	–		4,958,856
Total Investments	$41,398,215	$–	$–	(a)	$48,826,444

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $7,428,229 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

The following is a reconciliation of the Equity Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of August 31, 2024	$0
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Transfer in and/or out of Level 3	-
Balance as of November 30, 2024	$0
Change in unrealized appreciation/depreciation for Level 3 investments held at November 30, 2024	$-

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds' Valuation Designee, oversees valuation techniques.

Type of Security	Fair Value at 11/30/24	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$0.00	Issue Price	Market Data	$0.00